SUPPLEMENT DATED MAY 5, 2004
TO THE PROSPECTUS and
THE STATEMENT of ADDITIONAL INFORMATION of
MONTANA TAX-FREE FUND, INC.
ND TAX-FREE FUND, INC.
SOUTH DAKOTA TAX-FREE FUND, INC.
Dated May 1, 2004

TO THE PROSPECTUS

I.  Any reference to Integrity Funds Distributor, Inc., (“Integrity Funds Distributor”) in the prospectus is replaced with ND Capital, Inc., (“ND Capital”) pending the completion of a purchase and sale arrangement in which Integrity Funds Distributor will acquire ND Capital and assume the duties as the Funds’ principal underwriter and distributor.

TO THE SAI

II. With regard to all references to Integrity Funds Distributor as the Funds’ principal underwriter and distributor, please note the following:

On November 14, 2003, the Board of Directors of Integrity Funds Distributor approved a purchase and sale arrangement in which Integrity Funds Distributor would acquire ND Capital.  Subsequently, on November 17, 2003, the Board of Directors of ND Capital met and approved the sale of ND Capital to Integrity Funds Distributor.

Until the acquisition is complete, ND Capital will continue to conduct business as the Funds’ principal underwriter and distributor.